SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 3, 2000

                         MANPOWER INC.
     (Exact name of registrant as specified in its charter)



       Wisconsin                     1-10686                39-1672779
(State or other jurisdiction  (Commission file number)    (IRS Employer
      of incorporation)                                 Identification No.)


                    5301 North Ironwood Road
                   Milwaukee, Wisconsin 53217
            (Address of principal executive offices)



Registrant's telephone number, including area code: (414) 961-1000

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Item 5. Other Events


     Manpower Inc. has publicly stated its goals for certain financial performance measures as follows:



     Revenue Growth                greater than        Market

     Selling, General and
     Administrative Expenses       less than           80% of Gross Profit

     EBITA Margin                  greater than        3.5%

     Earnings Per Share Growth     greater than        15% in Constant Currency

     Return on Invested Capital    greater than        20%

     The statements contained in this report are forward-looking statements which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company's 1999 Annual Report on form
10-K and in other Securities and Exchange Commission filings of the Company which information is incorporated herein by reference.

                           SIGNATURE


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MANPOWER INC.


Date:  November 3, 2000            /s/ Michael J. Van Handel
                                   ------------------------------------
                                   Michael J. Van Handel
                                   Senior Vice President, Chief Financial
                                   Officer and Secretary